                                                                    EXHIBIT 10.3

                            Convenience Translation

                           Reorganisation Agreement
        (Post-Formation acquisition and capital contribution agreement)

(1)  The INTERSHOP Communications stock company, Hamburg (the "INTERSHOP AG")

and

(2)  Mr. Stephan Schambach

(3)  Mr. J. Burgess Jamieson

(4)  Mr. Wilfried Beeck

(5)  Mr. Karsten Schneider

(6)  Mr. Roland Fassauer

(7)  Mr. Frank Gessner

(8)  Advanced European Technologies N.V.

(9)  Strascheg & Dr. Kohler Beteiligungsgesellschaft bR

(10) Technologieholding-Fonds VBL GmbH

(11) Innovacom 2 S.A. (France Telecom)

(12) T-Telematik Venture Beteiligungsgesellschaft mbH

(13) Private Equity Bridge Invest Ltd.

(14) CFB Consens Finanzberatung GmbH

(15) Mr. Frank Martinez

(16)  Mr. Christof Leiste
                                                              (the ,,Investors")

and

(17) INTERSHOP Communications, Inc.
                                                          (the "INTERSHOP Inc.")

enter into the following post-formation acquisition and capital contribution agreement:

                                       I.
                                    Preamble

a)   On April 23, 1998 the Provista Dritte Vermogensverwaltungs-
     Aktiengesellschaft, located in Hamburg (the ,,PROVISTA AG") has been founded by notarial deed No. 934/1998 of the notary public Dr. Axel Pfeifer in Hamburg. The company was registered in the Commercial Register under No. HRB 67465 on May 25, 1998.

     By purchase and assignment agreement of May 26, 1998, the INTERSHOP Communications GmbH, Jena, purchased all shares in the PROVISTA AG. The name PROVISTA AG was changed into INTERSHOP AG Aktiengesellschaft on May 26, 1998. This change was entered into the Commercial Register on June 16, 1998.

     In order to increase the share capital of the INTERSHOP AG, the Investors will contribute the shares described in more detail below (the ,,Shares") in the INTERSHOP Communications Inc., San Francisco (the ,,INTERSHOP Inc.") into the INTERSHOP AG by means of a contribution in kind.

b) The share capital of the INTERSHOP Inc. is composed of a total of 12,387,500 ordinary shares (the "Ordinary Shares"), 5,000,000 preferred shares (the "Preferred Shares") of the A series, 6,200,000 Preferred Shares of the B series, 2,000,000 Preferred Shares of the C series, as well as 389,848 Preferred Shares from the D series. The Shares mentioned are bearer shares without par value. The following shareholders hold the following shares in the INTERSHOP Inc.:

     (1) Mr. Stephan Schambach 4,900,000 Ordinary Shares,

     (2) Mr. J. Burgess Jamieson 750,000 Preferred Shares of the A series as well as 470.000 Preferred Shares of the B series,

     (3)  Mr. Wilfried Beeck 2,160,000 Ordinary Shares,

     (4)  Mr. Karsten Schneider 1,710,000 Ordinary Shares,

     (5)  Mr. Roland Fassauer 360,000 Ordinary Shares,

     (6)  Mr. Frank Gessner 360,000 Ordinary Shares,

     (7) Advanced European Technologies N.V. 3,850,000 Preferred Shares of the A series as well as 2,390,000 Preferred Shares of the B series,

     (8) Strascheg & Dr. Kohler Beteiligungsgesellschaft bR 212,000 Preferred Shares of the B series,

     (9) Technologieholding-Fonds VBL GmbH 1,540,000 Preferred Shares of the B series,

     (10) Innovacom 2 S.A. (France Telecom) 1,550,000 Preferred Shares of the B series,

     (11) T-Telematik Venture Beteiligungsgesellschaft mbH 2,000,000 Preferred Shares of the C series,

     (12) Private Equity Bridge Invest Ltd. 510,000 Ordinary Shares, 400,000 Preferred Shares of the A series, 38,000 Preferred Shares of the B series as well as 389,848 Preferred Shares of the D series,

     (13) CFB Consens Finanzberatung GmbH 100,000 Ordinary Shares,

     (14) Mr. Frank Martinez 37,500 Ordinary Shares,

     (15) Mr. Christof Leiste 2,250,000 Ordinary Shares.

                                      II.
                             Contribution of Shares

a) The Investors mentioned in Section I. b (3)-(15) contribute the mentioned Shares with obligatory effect until June 1, 1998 as a contribution in kind to the capital of the INTERSHOP AG.

b) The Investor mentioned in Section I b. (1) contributes a total of 490,000 of the mentioned shares with obligatory effect until June 1, 1998 as contribution in kind to the capital of the INTERSHOP AG.

c) The Investor mentioned in Section I. b (2) contributes a total of 244,000 of the mentioned Preferred Shares of the A series with obligatory effect until June 1, 1998 as a contribution in kind to the capital of the INTERSHOP AG.

d) The Investor mentioned in Section I. b (1) is entitled to contribute 4,410,000 of the mentioned Shares as a contribution in kind to the capital of the INTERSHOP AG at any time. The contribution can only be declared with regard to all Shares.

     The declaration of the Investor mentioned in Section I. b (1) is to be posted to the INTERSHOP AG by registered mail return receipt including a statement of warranty signed by the Investor mentioned in Section I. b (1) stating that the Investor mentioned in Section I. b (1) is the owner of the Shares to be contributed pursuant to this Subsection (d), that the Shares to be contributed are not charged with third party rights, that the Shares to be contributed do not constitute the entire or nearly entire property of the Investor mentioned in Section I. b (1), and that he can freely dispose of the Shares to be contributed.

e) The Investor mentioned in Section I. b (2) is entitled to contribute 976,000 of the mentioned Preferred Shares of the A series as a contribution in kind to the capital of the INTERSHOP AG at any time. The Contribution can only be declared with regard to all Shares.

     The declaration of the Investor mentioned in Section I. b (2) is to be posted to the INTERSHOP AG by registered mail return receipt including a statement of warranty signed by the Investor mentioned in Section I. b (2) stating that the Investor mentioned in Section I. b (2) is the owner of the Shares to be contributed pursuant to this Subsection (e), that the Shares to be contributed are not charged with third party rights, that the Shares to be contributed do not constitute the entire or nearly entire property of the Investor mentioned in Section I. b (2), and that he can freely dispose of the Shares to be contributed.

                                      III.
                                    Transfer

a) The Investors mentioned in Section I. b (1) - (15) herewith transfer the Shares contributed pursuant to Section II. a)-c) with immediate effect to the INTERSHOP AG.

     The Share certificates had been handed over to the board of directors of INTERSHOP AG today.

b) The Investors mentioned in Section I. b (1) - (2) transfer the Shares contributed pursuant to Section II. d)-e) to INTERSHOP AG under the condition precedent that the contribution of the Shares mentioned in
     Section II. d)-e) has been declared by the Investors vis-a-vis the INTERSHOP AG.

c) The INTERSHOP Inc. represented by Mr. Stephan Schambach has agreed to the transfer of Shares by the Investors in accordance with the articles of incorporation of INTERSHOP Inc. The written statement of consent is enclosed to this document for reasons of evidence as Exhibit A.

d) The INTERSHOP AG has the claim to the profits attached to the Shares contributed pursuant to Section II. a)-c) starting January 1, 1998.

e) The INTERSHOP AG has the claim to the profits attached to the Shares contributed pursuant to Section II. d)-e) starting at the time of transfer.

                                      IV.
                         Representations and Warranties

a) Each of the Investors represents and warrants that the information given with regard to that person in Section I. b) is correct, that the contributed Shares do not constitute their entire or nearly entire property, that the Shares are not charged with third parties rights and that they can dispose freely of their Shares.

b) The Investor mentioned in Section I. b (1), Mr. Stephan Schambach, further is liable for that no further Shares in INTERSHOP Inc. are issued, except for the Shares mentioned in Section I. 2.

c) The INTERSHOP AG had had the possibility to examine the property, finance, and profit situation of the INTERSHOP Inc. for the business year 1997 through the balance sheets of the INTERSHOP Inc. certified by Arthur Andersen as well as to examine the business administrative evaluation for the first five months of the business year 1998.

     The Investor mentioned under Section I. b (1), Mr. Stephan Schambach, represents and warrants

     - that the INTERSHOP Inc. in the context of the explanation of these documents has from its knowledge not concealed any information that could be relevant for the evaluation of the property and profit situation, and

     - that no events or developments have occurred through the months from January to June 1998 that could impair the property and profit situation.

                                       V.
                                 Consideration

a) In consideration for the contributions agreed upon in Section II. a)-c) the INTERSHOP AG grants:

     (1)  Mr. Stephan Schambach 98,000 ordinary shares without par value;

     (2)  Mr. Wilfried Beeck 432,000 ordinary shares without par value;

     (3)  Mr. Karsten Schneider 342,000 ordinary shares without par value;

     (4)  Mr. Roland Fassauer 72,000 ordinary shares without par value;

     (5)  Mr. Frank Gessner 72,000 ordinary shares without par value;

     (6) Advanced European Technologies N.V. 1,248,000 ordinary shares without par value;

     (7) Strascheg & Dr. Kohler Beteiligungsgesellschaft bR 42,400 ordinary shares without par value;

     (8)  Mr. J. Burgess Jamieson 48,800 ordinary shares without par value;

     (9) Technologieholding-Fonds VBL GmbH 308,000 ordinary shares without par value;

     (10) Innovacom 2 S.A. (France Telecom) 310,000 ordinary shares without par value;

     (11) T-Telematik Venture Beteiligungsgesellschaft mbH (Deutsche Telekom AG) 400,000 ordinary shares without par value;

     (12) Private Equity Bridge Invest Ltd. 267,570 ordinary shares without par value;

     (13) CFB Consens Finanzberatung GmbH GmbH 20,000 ordinary shares without par value;

     (14) Mr. Frank Martinez 7,500 ordinary shares without par value;

     (15) Mr. Christof Leiste 450,000 ordinary shares without par value.

     with an issuing price of DM 70,010,590 and with the claims to the profits starting with the establishment of the company.

     The new Shares shall be created by means of a capital increase from DM 300,150
     by DM 20,591,350
     to DM 20,891,500

     with in kind contribution.

b) In consideration for the contribution agreed upon in Section II. d)-e) the INTERSHOP AG grants:

     (1)  Mr. Stephan Schambach 882,000 Ordinary Shares without par value;

     (2)  Mr. J. Burgess Jamieson 195,200 Ordinary Shares without par value;

          for an issuing price of DM 18.312.400 and with the claims to the profits starting with the fulfilment of the condition precedent pursuant to Section II. d)-e).

          The claim of granting the mentioned Shares arises only on the fulfilment of the condition precedent pursuant to Section II. d)-e).

          The new Shares shall be created by a conditioned capital increase through a contribution in kind in the amount of up to DM 5,386,000.

                                      VI.
                              Conditions Precedent

This agreement becomes effective only after the fulfilment of the following conditions precedent:

(1) The general meeting of shareholders of the INTERSHOP AG agrees to this contract.

(2) The general meeting of shareholders of the INTERSHOP AG passes the following resolutions:

     a) The principal capital of the company of DM 300,150 at the moment is increased by DM 20,591,350 to DM 20,891,500.

     b)  The subscription by law of the shareholders is precluded.

     c) With regard to the capital increase mentioned under Subsection (a) the following has to be noted:

          - Mr. Stephan Schambach is admitted to the procurement of 98,000 ordinary shares

          - Mr. Wilfried Beeck is admitted to the procurement of 432,000 ordinary shares

          - Mr. Karsten Schneider is admitted to the procurement of 342,000 ordinary shares

          - Mr. Roland Fassauer is admitted to the procurement of 72,000 ordinary shares

          - Mr. Frank Gessner is admitted to the procurement of 72,000 ordinary shares

          - Advanced European Technologies N.V. is admitted to the procurement of 1,248,000 ordinary shares

          - Strascheg & Dr. Kohler Beteiligungsgesellschaft bR is admitted to the procurement of 42,400 ordinary shares

          - Mr. J. Burgess Jamieson is admitted to the procurement of 44,880 ordinary shares

          - Technologieholding-Fonds NBL GmbH is admitted to the procurement of 308,000 ordinary shares

          - Innovacom 2 S.A. (France Telekom) is admitted to the procurement of 310,000 ordinary shares

          -  T-Telematik Venture Beteiligungsgesellschaft mbH (Deutsche Telekom
             AG) is admitted to the procurement of 400,000 ordinary shares

         - Private Equity Bridge Invest Ltd. is admitted to the procurement of 267,570 ordinary shares

          - CFB Consens Finanzberatung GmbH is admitted to the procurement of 20,000 ordinary shares

          - Mr. Frank Martinez is admitted to the procurement of 7,500 ordinary shares

          - Mr. Christof Leiste is admitted to the procurement of 450.000 ordinary Shares for an issuing price of DM 17 per each ordinary share.

                                      VII.
                      Choice of Law, Place of Jurisdiction

This agreement is subject to the laws of the Federal Republic of Germany. The place of jurisdiction is Hamburg.

                                     VIII.
                                  Severability

Should individual terms of this agreement be wholly or partly be or become in-effective or non applicable or should there be a loop hole in the agreement, the validity of the remaining parts of this agreement shall not be effected. Instead of the in-effective or inapplicable provisions or for the replacement of a loop hole, a replacement of the provision is to be created which as far as possible comes close to what the contracting parties wanted to express or expressed if they had considered this term.

                                      IX.
                                     Costs

The INTERSHOP AG located in Hamburg bears the costs of this agreement and its execution.

Hamburg, the 22/nd/ June 1998



_______________________________________   ______________________________________
      INTERSHOP Communications AG           INTERSHOP Communications, Inc.


_______________________________________   ______________________________________
            Stephan Schambach                    Strascheg & Dr. Kohler
                                                   Beteiligungs GbR


_______________________________________   ______________________________________
          J. Burgess Jamieson              Technologieholding-Fonds NBL GmbH

 _______________________________________   ___________________________________
            Wilfried Beeck                   Innovacom 2 S.A. (France Telecom)


_______________________________________    ___________________________________
           Karsten Schneider                T-Telematik Venture Beteiligungs-
                                                   gesellschaft mbH

_______________________________________    ___________________________________
            Roland Fassauer                 Private Equity Bridge Invest Ltd.


_______________________________________    ___________________________________
             Frank Gessner                   CFB Consens Finanzberatung GmbH


_______________________________________    ___________________________________
  Advanced European Technologies N.V.                  Frank Martinez


_______________________________________    ___________________________________
             Christof Leiste